PENINSULA BANK BUSINESS FUNDING
A Division of The Private Bank of the Peninsula

November 24, 2010

Ms. Karen Hawkins
Chief Financial Officer
Optex Systems, Inc.
1420 Presidential Drive
Richardson, TX 75081

Dear Karen:

Reference is made to the Loan and Security Agreement dated March 4, 2010 between Optex Systems, Inc. ("Borrower") and Peninsula Bank Business Funding, a division of The Private Bank of the Peninsula ("Bank") as may be amended from time to time ("Agreement").

Borrower is in default of **Section 6.8(c) – EBITDA** of the Agreement for the fiscal 4th quarter ended October 3, 2010 wherein Borrower shall achieve EBITDA of at least $20,000.

Bank is willing to grant a waiver through and including the period ended October 3, 2010 **ONLY**. Subsequent to October 3, 2010, Borrower and Bank will recast the minimum EBITDA covenant, which will be satisfactory to Bank in its sole discretion.

Please feel free to call should you have any questions.

Sincerely,

Victor Ragni
Vice President
650-843-2238

Technology & Asset Based Lending for Emerging Growth Companies

400 Emerson Street, Palo Alto, CA 94301 Telephone: (650) "The-Bank" 843-2265 Fax: (650) 323-6527
www.The-Private-Bank.com